QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.13

AMENDMENT TO LEASE AGREEMENT

        This Amendment to Lease Agreement is made and entered into this 20th day of September, 2004, by and between NP#2, LLC, a Utah Limited Liability Company, (Landlord), and IOMED, INC, a Utah Corporation ("Tenant").

        WHEREAS, on May 22th 2000, a Lease Agreement (the lease) was entered into between Landlord and Tenant, relating to certain real property situated at 2441 South 3850 West, West Valley City, Salt Lake County, state of Utah, consisting of approximately 34,000 square feet of office/warehouse space, as further described in the Lease.

        WHEREAS, Landlord and Tenant are desirous to amend the said Lease.

        NOW, THEREFORE, for an in consideration of the payment of Ten Dollars and No Cents ($10.00) and other good and valuable consideration to Landlord, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

  1.
  The term of the Lese shall be extended until December 31, 2012.

  2.
  ARTICLE 6.1 Minimum Rent shall be revised and rewritten in its entirety as follows:
Period	Month	Monthly	Annual
October 1 - December 31, 2004	3	$20,258.00	$60,774/yr net/net/net
January 1 - December 31, 2005	12	$20,663.00	$247,956/yr net/net/net
January 1 - December 31, 2006	12	$21,828.00	$261,936/yr net/net/net
January 1 - December 31, 2007	12	$21,921.00	$263,052/yr net/net/net
January 1 - December 31, 2008	12	$22,580.00	$270,960/yr net/net/net
January 1 - December 31, 2009	12	$23,256.00	$279,072/yr net/net/net
January 1 - December 31, 2010	12	$23,954.00	$287,448/yr net/net/net
January 1 - December 31, 2011	12	$24,673.00	$296,076/yr net/net/net
January 1 - December 31, 2012	12	$25,413.00	$304,956/yr net/net/net

    Rental shall be payable in equal monthly payments, in advance, without offset or demand on the first day of each calendar month.

  3.
  All the terms, covenants and provisions of the Lease Agreement shall remain unchanged and shall continue in full force and effect except as specifically amended herein.

EXECUTED the day and year first above written.

LANDLORD:	NP #2 LLC
By /s/ F.C. STANGL F.C. Stangl, Manager Member
TENANT:	IOMED Inc. a Utah Corporation
By /s/ BRIAN MOWER Brian Mower, Chief Accounting Officer

QuickLinks

  EXHIBIT 10.13
AMENDMENT TO LEASE AGREEMENT